PROSPECTUS SUPPLEMENT TO

                            VAN ECK FUNDS PROSPECTUS

                              DATED APRIL 15, 2001

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The portfolio managers for the Van Eck Global Leaders Fund are Sheila
Hartnett-Devlin and David J. Burns, CFA.

Ms. Hartnett-Devlin and Mr. Burns are employed by FII, which serves as sub-adviser to the Fund. FII is an indirect subsidiary of Fiduciary Trust Company International ("FTCI").

Ms. Harnett-Devlin joined Fiduciary Trust Company in 1980. She has 25 years of experience in investing. Mr. Burns joined Fiduciary in 2000 and has over ten years of investment experience.




                  PROSPECTUS SUPPLEMENT DATED OCTOBER 19, 2001